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                              New Issue Term Sheet

                            -------------------------

                                  $704,388,241
                                  (Approximate)


                   Chase Commercial Mortgage Securities Corp.
                  Commercial Mortgage Pass-Through Certificates
                                  Series 1999-2

                            -------------------------

              Chase Commercial Mortgage Securities Corp.--Depositor General Electric Capital Loan Services, Inc.--Master Servicer


           General Electric Capital Corporation--Mortgage Loan Seller
                 The Chase Manhattan Bank--Mortgage Loan Seller

                            -------------------------

                       For Further Information Contact:
                               Scott Davidson
                              Managing Director
                            Chase Securities Inc.
                                212-834-3813



CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
Book Running Manager


The analyses in this report are based upon information provided by The Chase Manhattan Bank and General Electric Capital Corporation (the "Sellers"). Chase Securities Inc. and Salomon Smith Barney, Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (other than Chase Securities Inc). THE UNDERWRITERS ARE NOT ACTING AS AGENTS FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.


                                November 5, 1999

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THE RIGHT RELATIONSHIP IS EVERYTHING.(Registered)


                            Contents



Topic                                                        Page
-----                                                        ----

Summary of Certificates                                         3

Summary of Issue                                                4

Structural Characteristics                                      5

Collateral Characteristics                                      8

Summary Statistics                                              9

Ten Largest Loans                                              12





CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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                             Summary of Certificates

-----------------------------------------------------------------------------------------------------------------------------------
              Initial Class                                                Initial
               Certificate                       Pass-        Assumed       Pass-     Weighted                         Principal or
                Balance or     Approximate      Through        Final       Through    Average              Expected      Notional
                 Notional        Credit          Rate       Distribution    Rate        Life     CUSIP      Ratings     Principal
   Class        Amount (1)       Support      Description     Date (4)     (App.)    (App.) (5)    No.     (S&P/DCR)    Window (5)
-----------------------------------------------------------------------------------------------------------------------------------
A-1           $105,920,000       26.50%          Fixed        10/15/08        %      5.50 yrs.              AAA/AAA    12/99-10/08
A-2           $469,330,397       26.50%          Fixed        11/15/08        %      9.83 yrs.              AAA/AAA    10/08-11/09
X             $782,653,601         N/A            WAC         8/15/23         %      9.46 yrs.             AAAr/AAA     12/99-8/23
                                               (Interest
                                               Only) (2)
B             $41,089,314        21.25%        Fixed (3)      11/15/09        %      9.98 yrs.               AA/AA     11/09-11/09
C             $37,176,046        16.50%        Fixed (3)      11/15/09        %      9.98 yrs.                A/A      11/09-11/09
D             $11,739,804        15.00%        Fixed (3)      11/15/09        %      9.98 yrs.               A-/A-     11/09-11/09
E             $27,392,876        11.50%        Fixed (3)      11/15/09        %      9.98 yrs.              BBB/BBB    11/09-11/09
F             $11,739,804        10.00%        Fixed (3)      11/15/09        %      9.98 yrs.             BBB-/BBB-   11/09-11/09
G             $27,392,876          N/A           Fixed          N/A           %         N/A        N/A        N/A          N/A
H             $7,826,536           N/A           Fixed          N/A           %         N/A        N/A        N/A          N/A
I             $6,848,219           N/A           Fixed          N/A           %         N/A        N/A        N/A          N/A
J             $8,804,853           N/A           Fixed          N/A           %         N/A        N/A        N/A          N/A
K             $6,848,219           N/A           Fixed          N/A           %         N/A        N/A        N/A          N/A
L             $5,869,902           N/A           Fixed          N/A           %         N/A        N/A        N/A          N/A
M             $14,674,755          N/A           Fixed          N/A           %         N/A        N/A        N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1)    Approximate, subject to a permitted variance of plus or minus 10%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Chase Certificate) as described in the prospectus supplement.

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class A-2, Class B, Class C, Class D, Class E, and Class F certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage rate.

(4) The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is December 15, 2031. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(5) The weighted average life and period during which distributions of principal would be received set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and no extensions of maturity dates of mortgage loans.

      The Class S, R and LR certificates are not represented in this table.



CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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                                Summary of Issue

Issue Type:                         Sequential pay multi-class commercial mortgage REMIC

Offered Securities:                 Classes A-1, A-2, X, B, C, D, E and F

Collateral:                         $783MM pool of 92 fixed-rate commercial and multifamily mortgage loans

Loan Sellers:                       General Electric Capital Corporation and The Chase Manhattan Bank

Depositor:                          Chase Commercial Mortgage Securities Corp.

Underwriters:                       Chase Securities Inc.--Book Running Lead Manager

                                    Salomon Smith Barney--Co-Manager

Master Servicer:                    GE Capital Loan Services, Inc.

Primary Servicers:                  The Chase Manhattan Bank and GE Capital Loan Services, Inc.

Special Servicer:                   ORIX Real Estate Capital Markets, LLC

Trustee:                            Norwest Bank Minnesota, NA

Rating Agencies:                    Standard & Poor's and Duff & Phelps

Cut-Off Date:                       November 10, 1999

Closing Date:                       On or about November 23, 1999

Distribution Date:                  The 15th day of the month or the next business day, beginning December 1999

Determination Date:                 The 11th day of the month or the next business day

Denominations:                      The Offered Certificates will be maintained and transferred in book-entry form and issued in denominations of $10,000 initial certificate balance, or in the case of the Class X
                                    Certificates, $1,000,000 initial notional amount and integral multiples of $1,000 in excess of that amount.

ERISA Considerations:               Class A-1, Class A-2 and Class X certificates  are expected to be ERISA  eligible,  subject to certain conditions

SMMEA Eligibility:                  No certificates are eligible

Certificate Registration:           Certificate owners may hold their Certificates through DTC (in the United States) or Cedelbank or Euroclear (in Europe) if they are Participants of that system, or indirectly through organizations that are Participants in those systems.


CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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                                       Structural Characteristics

Interest Accrual Period:            Interest will accrue on the offered certificates during the calendar month prior to the related distribution date and will be calculated assuming that each month has 30 days and each year has 360 days.

Pass-Through Rates:                 Certificates  will accrue  interest at an annual rate called a pass-through  rate which is set forth below for each class of the offered certificates.

                                        Class A-1     [__]%
                                        Class A-2     [__]%
                                        Class X       [__]% (1)
                                        Class B       [__]% (1)
                                        Class C       [__]% (1)
                                        Class D       [__]% (1)
                                        Class E       [__]% (1)
                                        Class F       [__]% (1)

                                        (1)  For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class A-2, Class B, Class C, Class D, Class E or Class F certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage rate.

Principal Distributions:            On each  distribution  date, funds available for distribution  from the mortgage loans, net of specified trust expenses, will be distributed to the class of certificates  outstanding,  with the  earliest  alphabetical/numerical  Class  designation,  until its  Certificate  Balance is reduced to zero.  If each class of  certificates  other than Class A has been reduced to zero, funds  available  for  principal  will be  distributed  to Class A-1 and Class A-2,  pro rata, rather than sequentially.

Interest Distributions:             Each Class of certificates (other than the Class X certificates) will be entitled on each distribution date to interest accrued at its pass-through rate on the outstanding certificate balance of such Class during the prior calendar month. The Class X certificates will be entitled on each distribution date to the aggregate interest accrued on its notional amount during the prior calendar month.


CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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                      Structural Characteristics (continued)

Prepayment Provisions:              Each mortgage loan prohibits prepayments (including defeasance) for a specified period of time after its date of origination (a "Lockout Period"). In addition, each mortgage loan restricts voluntary prepayments in one of the following ways:

                                    (1)      91 of the mortgage loans, representing approximately 99.73% of the Initial
                                             Pool Balance, permit only defeasance after the expiration of the Lockout
                                             Period; and

                                    (2)      1 of the mortgage loans, representing approximately 0.27% of the Initial
                                             Pool Balance, requires that principal prepayment made during a specified period of time after the Lockout Period (a "Yield Maintenance Period"), be accompanied by a Yield Maintenance Charge.

Yield Maintenance Charges:          On any distribution date, yield maintenance charges collected during the related due period will be required to be distributed by the paying agent to the holders of the
                                    Class X certificates. No yield maintenance charges will be distributed to holders of any other class of certificate.

Representations                     In each Purchase Agreement, the applicable Mortgage Loan Seller makes certain
and Warranties:                     representations and warranties with respect to each mortgage loan sold by the
                                    Mortgage Loan Seller.


CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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                            Collateral Characteristics

     Aggregate principal balance(1)                                                      $782,653,601

     Number of mortgage loans                                                            92

     Number of mortgaged properties                                                      118

     Number of "balloon" mortgage loans(2)                                                87

     Range of mortgage loan principal balances                                           $1,198,753 to $47,945,886

     Average mortgage loan principal balance..                                           $8,507,104

     Range of mortgage rates                                                             6.49% to 8.83%

     Weighted average mortgage rate                                                      8.13%

     Weighted average original term to maturity date(3)                                  123 months

     Range of remaining terms to maturity date(3)                                        58 months to  285 months

     Weighted average remaining term to maturity date(3)                                 121 months

     Weighted average original amortization term                                         349 months

     Weighted average remaining amortization term                                        348 months

     Weighted average loan to value ratio                                                71.98%

     Weighted average loan to value ratio as of the maturity date(3)                     62.58%

     Weighted average occupancy rate(4)                                                  94.17%

     Weighted average debt service coverage ratio(2)                                      1.29x

 (1) Subject to a permitted variance of plus or minus 10%.

 (2) The balloon mortgage loan information shown above excludes mortgage loans with an anticipated prepayment date.

 (3) In the case of 3 mortgage loans, the anticipated prepayment date.

 (4) The weighted average occupancy rate information shown above includes 7 hotel properties, representing approximately 7.49% of the aggregate principal balance, which have occupancy rates that generally range from 59% to 89%; if the mortgage loans secured by hotel properties are excluded, the weighted average occupancy rate of all other mortgage loans is 95.12%.


CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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                               Summary Statistics

Current Use of Mortgaged Properties

                          Number of           Aggregate               % of
                          Mortgaged      Principal Balance of     the Initial
Current Use               Properties        Mortgage Loans        Pool Balance
------------------------------------------------------------------------------
Multifamily                   26              $218,775,349            27.95%
Anchored Retail               17               191,198,804            24.43
Office                        25               157,011,367            20.06
Industrial                    28                94,816,810            12.11
Hotel                          7                58,650,842             7.49
Manufactured Housing           6                34,620,346             4.42
Unanchored Retail              5                14,453,910             1.85
Self-Storage                   4                13,126,173             1.68
Total                        118              $782,653,601           100.00%

Geographic Distribution*

                          Number of           Aggregate             % of
                          Mortgaged      Principal Balance of   the Initial Pool
State                     Properties        Mortgage Loans          Balance
--------------------------------------------------------------------------------
California                    36              $259,130,854             33.11%
Texas                         18                89,268,882             11.41
Florida                        9                76,178,234              9.73
Massachusetts                  1                47,945,886              6.13
Virginia                       1                40,953,778              5.23
Other                         53               269,175,967             34.39
Total                        118              $782,653,601            100.00%

*The mortgaged properties are located in 25 states. The table above lists the states which have concentrations of mortgaged properties above 5%.

Range of Mortgage Rates

                           Number of            Aggregate               % of
                           Mortgage        Principal Balance of     Initial Pool
Range of Rates               Loans          the Mortgage Loans         Balance
--------------------------------------------------------------------------------
6.490% to 7.499%               4                 $17,205,663            2.20%
7.500% to 7.849%              11                  99,324,948           12.69
7.850% to 7.999%              13                 190,120,988           24.29
8.000% to 8.199%              20                 144,931,213           18.52
8.200% to 8.399%              25                 156,713,501           20.02
8.400% to 8.599%              14                 102,434,287           13.09
8.600% to 8.830%               5                  71,923,000            9.19
Total                         92                $782,653,601          100.00%



CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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                         Summary Statistics (continued)

Range of Principal Balances

                                                                     % of
                              Number of        Aggregate           Initial
Range of                       Mortgage   Principal Balance of      Pool
Cut-Off Date Balances           Loans      the Mortgage Loans      Balance
-------------------------------------------------------------------------------
$1,198,753 to $2,500,000          14           $24,894,048           3.18%
$2,500,001 to $5,000,000          29           106,528,286          13.61
$5,000,001 to $10,000,000         25           171,349,300          21.89
$10,000,001 to $15,000,000        10           117,610,987          15.03
$15,000,001 to $25,000,000         8           155,059,588          19.81
$25,000,001 to $40,000,000         4           118,311,728          15.12
$40,000,001 to $47,945,886         2            88,899,665          11.36
Total                             92          $782,653,601         100.00%


Basis for Accrual of Interest

                                                                   % of
                          Number of           Aggregate           Initial
                           Mortgage     Principal Balance of       Pool
Accrual Basis               Loans        the Mortgage Loans       Balance
----------------------------------------------------------------------------
Actual/360                    91             $763,708,601         97.58%
30/360                         1               18,945,000          2.42
Total                         92             $782,653,601        100.00%



Range of DSCRs

                                                                   % of
                          Number of           Aggregate           Initial
                           Mortgage      Principal Balance of      Pool
Range of DSCRs              Loans         the Mortgage Loans      Balance
-------------------------------------------------------------------------------
1.1430 to 1.1999               2              $20,625,000            2.64%
1.2000 to 1.2249              15              175,180,661           22.38
1.2250 to 1.2499              12               99,720,056           12.74
1.2500 to 1.2999              28              292,554,112           37.38
1.3000 to 1.4999              26              158,009,144           20.19
1.5000 to 1.9999               7               26,720,003            3.41
2.0000 to 2.0800               2                9,844,624            1.26
Total                         92             $782,653,601          100.00%



CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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                         Summary Statistics (continued)

Range of LTVs

                                                                        % of
                         Number of              Aggregate             Initial
                         Mortgage         Principal Balance of         Pool
Range of LTVs              Loans           the Mortgage Loans         Balance
-------------------------------------------------------------------------------
46.90% to 59.99%             2                     $9,844,624           1.26%
60.00% to 64.99%             5                     23,596,539           3.01
65.00% to 68.99%            17                    208,379,473          26.62
69.00% to 72.99%            20                    216,411,152          27.65
73.00% to 76.99%            26                    204,867,211          26.18
77.00% to 79.99%            18                     92,422,725          11.81
80.00% to 81.49%             4                     27,131,876           3.47
Total                       92                   $782,653,601         100.00%


Range of Remaining Term to Maturity Date

                                                                     % of
Range of Remaining     Number of              Aggregate            Initial
Terms (months)         Mortgage         Principal Balance of         Pool
                         Loans           the Mortgage Loans         Balance
-------------------------------------------------------------------------------
 58 to 84                  2                 $17,339,425               2.22%
 85 to 108                 1                  13,293,723               1.70
109 to 115                 3                  12,263,624               1.57
116 to 119                42                 381,974,666              48.81
120 to 120                39                 327,176,500              41.80
121 to 240                 4                  28,476,864               3.64
241 to 285                 1                   2,128,799                .27
Total                     92                $782,653,601             100.00%


Amortization Types

                                                                       % of
                          Number of              Aggregate            Initial
                          Mortgage        Principal Balance of         Pool
Type of Amortization       Loans           the Mortgage Loans         Balance
--------------------------------------------------------------------------------
Balloon Loans                87                 $752,047,938           96.09%
Fully Amortizing Loans        2                   15,528,799            1.98
Loans with an
    Anticipated
    Prepayment Date           3                   15,076,864            1.93
Total                        92                 $782,653,601          100.00%




CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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THE RIGHT RELATIONSHIP IS EVERYTHING.(Registered)




                               Ten Largest Loans

                                                                 % of                                   Stated
                                    Number of   Cut-Off Date    Initial                               Remaining
                                    Mortgaged      Balance        Pool       Property      Mortgage     Term
  Property Name                    Properties                   Balance        Type          Rate     (months)
-----------------------------------------------------------------------------------------------------------------
Auburn Mall                             1        $47,945,886      6.13%     Retail         7.99%         118
Apple Blossom Mall                      1        40,953,778       5.23      Retail         7.99%         118
Tuscan Inn at Fisherman's Wharf         1        34,000,000       4.34      Hotel          8.83%         120
Torrance Promenade                      1        30,000,000       3.83      Retail         8.30%         120
Windsor Apartments                      1        27,487,296       3.51    Multifamily      7.92%         119
Orange County Portfolio I               9        26,824,431       3.43    Industrial/      8.18%         117
                                                                            Office
Seven Penn Center                       1        24,000,000       3.07      Office         8.43%         120
Orange County Portfolio II              8        22,229,344       2.84    Industrial/      8.43%         117
                                                                            Office
Winstanley Portfolio                    9        21,479,500       2.74    Industrial/      8.44%         120
                                                                            Office
City National Bank                      1        19,000,000       2.43      Office         8.70%         120
Total                                  33       $293,920,236     37.55%                    8.26%         119


                                                     Cut-Off     LTV
                                                      Date      Ratio
                                     Underwritten     LTV        at
  Property Name                          DSCR        Ratio    Maturity
-----------------------------------------------------------------------
Auburn Mall                              1.26         68.01%   60.69
Apple Blossom Mall                       1.25         71.85%   64.41
Tuscan Inn at Fisherman's Wharf          1.46         66.80%   56.47
Torrance Promenade                       1.23         71.43%   64.42
Windsor Apartments                       1.21         76.35%   68.31
Orange County Portfolio I                1.30         71.06%   64.02

Seven Penn Center                        1.21         66.67%   60.30
Orange County Portfolio II               1.30         69.58%   62.67
Winstanley Portfolio                     1.20         74.04%   61.94
City National Bank                       1.29         67.86%   61.74
Total                                    1.27         70.25%   62.44

Auburn Mall. The Auburn Mall loan is secured by a first lien deed of trust on a one and two-story enclosed regional mall located in Auburn, Massachusetts. The mall contains a total of approximately 595,273 square feet of net leasable area and is anchored by Sears and Filene's. The mortgaged contains a total of approximately 430,273 square feet of net leasable area. Approximately 165,000 square feet is occupied by 1 anchor tenant, Filene's, and is not collateral for the mortgage loan. The mortgaged property contains 87,500 square feet of net leasable area which was previously occupied by a Caldor. The space is currently vacant and the related lease was assumed by a third party upon Caldor's bankruptcy that continues to pay rent, but does not occupy space. The underwriting for the mortgage loan assumed no revenue from such unoccupied space. The mall was constructed in 1971 and renovated in 1997. As of November 1999, the mall was approximately 82.4%% occupied. The sponsor of the borrower is Simon Property Group, Inc. As of August 1999, Simon Property Group, Inc. owned or had an interest in 252 properties in 36 states.

Apple Blossom Mall. The Apple Blossom Mall loan is secured by a first lien mortgage on a one-story, enclosed regional mall located in Winchester, Virginia. The mall contains a total of approximately 439,353 square feet of net leasable area and is anchored by J.C. Penney, Sears and Belk. The mortgaged property contains a total of approximately 365,085 square feet of net leasable area. Approximately 74,268 square feet is owned and occupied by 1 anchor tenant, Belk, which is not collateral for the mortgage loan. The mall was constructed in 1982 and renovated in 1996. As of November 1999, the property was approximately 92.3% occupied. The sponsor of the borrower is Simon Property Group, Inc. As of August 1999, Simon Property Group, Inc. owned or had an interest in 252 properties in 36 states.




CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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THE RIGHT RELATIONSHIP IS EVERYTHING.(Registered)



                         Ten Largest Loans (continued)

Tuscan Inn at Fisherman's Wharf. The Tuscan Inn at Fisherman's Wharf loan is secured by a first lien mortgage on a four-story full-service hotel located in San Francisco, California. The mortgaged property contains 221 rooms, meeting space and a restaurant. Although not subject to a franchise agreement, the Tuscan Inn has been a member of the Best Western reservation system since 1994. The property was built in 1990 and renovated in 1997. As of August 1999, the prior 12-months occupancy rate of the mortgaged property was approximately 89.1%. As of October 1999, the sponsor of the borrower is The Kimpton Hotel & Restaurant Management Co., which manages 26 hotel properties.

Torrance Promenade. The Torrance Promenade loan is secured by a first lien mortgage on a retail shopping center located in Torrance, California. The mortgaged property contains a total of approximately 266,907 square feet of net leasable area and is anchored by Sears Homelife, Linens-N-Things, Marshalls, Ross Dress for Less, Loehmann's, Office Depot, Kids-R-Us, Petco and Jennifer Convertibles. One of the tenants, Loehmann's has declared Chapter 11 bankruptcy, but remains open. The shopping center was constructed in 1973 and renovated in 1989. As of September 1999, the property was approximately 99.7% occupied. The sponsor of the borrower is Center Trust, Inc. As of September 1999, Center Trust, Inc. owned or controlled a portfolio of 47 community shopping centers, 2 regional malls and 10 single tenant facilities in the Western United States.

Windsor Apartments. The Windsor Apartments loan is secured by a first lien mortgage on a 388-unit, apartment complex consisting of 12 3-story buildings located in Hollywood, Florida. The property contains a total of 102 1-bedroom units, 216 2-bedroom units, and 70 3-bedroom units. Amenities available to residents include three swimming pools, a theatre, business center, billiards room, two-lane bowling alley, one racquetball court, fitness complex, a tennis court and a volleyball court. The complex was constructed in 1997. As of September 1999, the property was approximately 96.0% occupied. The sponsor of the borrower is Wiener Family Partnership. As of November 1999, the sponsor and its affiliates own and operate over 10,000 multifamily units throughout the country.

Orange County Industrial/Office Portfolio I. The Orange County Industrial/Office Portfolio I loan is secured by first lien mortgages on 6 industrial properties and 3 office properties located throughout Orange County, California. The portfolio contains a total of 457,671 square feet of net leasable area and as of September 1999 (or in 1 case, October 1999), have a weighted average occupancy rate of approximately 97.8%. The industrial properties are located in Costa Mesa, CA, Tustin, CA and Irvine, CA. The 3 office properties comprise a total of approximately 54,477 square feet, and as of September 1999 were 100% occupied. The office properties are located in Irvine, CA. The Orange County Industrial/Office Portfolio I loan is cross-collateralized and cross-defaulted with the Orange County Industrial/Office Portfolio II loan. The sponsor is Olen Properties Corp. As of November 1999, the company's portfolio includes over 3.5 million square feet of commercial space and 6,400 multifamily units located throughout Southern California, Nevada and Florida.




CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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THE RIGHT RELATIONSHIP IS EVERYTHING.(Registered)


                         Ten Largest Loans (continued)

Seven Penn Center. The Seven Penn Center loan is secured by a first lien mortgage on a 19-story class "A" office building located in Philadelphia, Pennsylvania. The property contains a total of approximately 252,398 square feet of net leasable office space and 32,842 square feet of net leasable retail space. The property was constructed in 1966 and renovated between 1987 and 1989. As of October 1999, the property was approximately 91.0% occupied. The sponsors of the borrower are Craig A. Spencer and the Arden Group.

Orange County Industrial/Office Portfolio II. The Orange County Industrial/Office Portfolio II loan is secured by first lien mortgages on 5 industrial properties and 3 office properties located throughout Orange County, California. The portfolio contains a total of 355,208 square feet of net leasable area, and as of September 1999 the properties had a weighted average occupancy rate of 99.4%. The industrial properties are located in Irvine, CA, Orange, CA and Yorba Linda, CA. The industrial properties contain a total of 281,311 square feet of net leasable area and as of September 1999 had a weighted average occupancy of 98.0%. The 3 office properties are located in Newport Beach, CA, Santa Ana, CA and Irvine, CA and comprise a total of 73,897 square feet of net leasable area. As of September 1999, the properties had a weighted average occupancy rate of 98.0%. The Orange County Industrial/Office Portfolio II loan is cross-collateralized and cross-defaulted with Orange County Industrial/Office Portfolio I. The sponsor is Olen Properties Corp. As of November 1999, the company's portfolio includes over 3.5 million square feet of commercial space and 6,400 multifamily units located throughout Southern California, Nevada and Florida.

Winstanley Portfolio. The Winstanley Portfolio loan is secured by first lien mortgages on 8 single-story industrial and office properties located in Wallingford, Connecticut and one industrial property located in Berlin, Connecticut. The properties consist of 3 industrial, 3 office/industrial and 3 office properties containing a total of approximately 378,120 net leasable square feet. As of August 1999, the properties had a weighted average occupancy of approximately 98.3% occupied. The sponsor of the borrower is Winstanley Enterprises, LLC.

City National Bank. The City National Bank loan is secured by a first lien mortgage on a 24-story class "A" office building located in Los Angeles, California. The property contains a total of approximately 284,103 square feet of net leasable office space. The property was constructed in 1972 and renovated in 1997. As of September 1999, the property was approximately 98.3% occupied. The sponsor of the borrower is Bram Goldsmith.





CHASE SECURITIES INC.                                      SALOMON SMITH BARNEY
   Book Running Manager

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.